EXHIBIT 99.1

Pathworks PCO of Florida, Inc. Financial Statements

Note:

The attached financials are for Ethos Media, LLC (“Ethos”).  On July 20, 2010, all of the members of Ethos exchanged their membership interests for shares in Pathworks Corporation, Inc., (“Pathworks”) a Florida corporation; as a result of this transaction, the members of Ethos became the 100% shareholders of Pathworks and Ethos became the wholly owned subsidiary of Pathworks.

Subsequently, on July 20, 2010, Pathworks exchanged its 100% ownership of Ethos pursuant to a joint venture agreement with Chesscom Technologies, Inc., A Nevada Corporation and James G. Grimwade, (“Grimwade”) an individual.  Under the agreement, Pathworks obtained a 51% interest in the joint venture entity, Pathworks-Florida; Chesscom Technologies received a 39% interest in Pathworks-Florida and Grimwade received a 10% interest in Pathworks-Florida.

1)        For the fiscal year ended December 31, 2009 (audited):

ETHOS MEDIA, LLC

TABLE OF CONTENTS

PAGE

Independent Auditors’ Report	1

Financial Statements for the Period from March 5, 2009 (date of inception)
to December 31, 2009

Balance Sheet	2

Statement of Operations	3

Statement of Members’ Deficit	4

Statement of Cash Flows	5

Notes to Financial Statements	6-12

Rehmann
5800 Gratiot Rd., Suite 201
Saginaw, MI 48638

INDEPENDENT AUDITORS’ REPORT

                September 15, 2010

Members
Ethos Media, LLC
Traverse City, Michigan

We have audited the accompanying balance sheet of Ethos Media, LLC (a development stage entity) as of December 31, 2009, and the related statements of operations, members’ deficit, and cash flows for the period from March 5, 2009 (date of inception) to December 31, 2009. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of Ethos Media, LLC as of December 31, 2009, and the results of its operations and its cash flows for the period from March 5, 2009 (date of inception) to December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ Rehmann Robson

Saginaw, Michigan

1

ETHOS MEDIA, LLC
(A DEVELOPMENT STAGE ENTITY)

BALANCE SHEET

DECEMBER 31, 2009

ASSETS

Current assets
Cash and cash equivalents	$522
Accounts receivable	23,992
Reimbursements due from master systems operator	12,000
Prepaid expenses	4,543

Total current assets	41,057

Property and equipment, net	333,514

Total assets	$374,571

LIABILITIES AND MEMBERS' DEFICIT

Current liabilities
Accounts payable	$161,548
Accrued expenses:
Consulting fees - members	97,452
Consulting fees - others	62,499
Interest	7,195
Equipment financing payable	50,000

Total current liabilities	378,694

Note payable - member and related entities	200,000

Total liabilities	578,694

Members' deficit
Members' capital contributions	195,100
Deficit accumulated during the development stage	(399,223)

Total members' deficit	(204,123)

Total liabilities and members' deficit	$374,571

The accompanying notes are an intregral part of these financial statements.

2

ETHOS MEDIA, LLC
(A DEVELOPMENT STAGE ENTITY)

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM
MARCH 5, 2009 (DATE OF INCEPTION) TO DECEMBER 31, 2009

Revenues	$25,889

Direct costs of revenues	31,624

Gross margin deficiency	(5,735)

Operating expenses
Consulting fees - members	188,250
Consulting fees - others	112,259
Sales, general and administrative	91,077

Total operating expenses	391,586

Operating loss	(397,321)

Other income (expense)
Interest income	5
Interest expense	(1,907)

Other expense - net	(1,902)

Net loss	$(399,223)

The accompanying notes are an intregral part of these financial statements.

3

ETHOS MEDIA, LLC
(A DEVELOPMENT STAGE ENTITY)

STATEMENT OF MEMBERS' DEFICIT

FOR THE PERIOD FROM
MARCH 5, 2009 (DATE OF INCEPTION) TO DECEMBER 31, 2009

Members' equity,
March 5, 2009 (date of inception)	$-

Capital contributions	195,100

Net loss	(399,223)

Members' deficit,
December 31, 2009	$(204,123)

The accompanying notes are an intregral part of these financial statements.

4

ETHOS MEDIA, LLC
(A DEVELOPMENT STAGE ENTITY)

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM
MARCH 5, 2009 (DATE OF INCEPTION) TO DECEMBER 31, 2009

Cash from operating activities
Net loss	$(399,223)
Adjustments to reconcile net loss to net cash
used in operating activities
Depreciation and amortization	11,564
Changes in operating assets and liabilities which
provided (used) cash
Accounts receivable	(23,992)
Reimbursement due from master systems operator	(12,000)
Prepaid expenses	(4,543)
Accounts payable	161,548
Accrued expenses	167,146

Net cash used in operating activities	(99,500)

Cash flows from investing activities
Acquisition and construction of property and equipment	(345,078)

Cash flows from financing activities
Members' capital contributions	195,100
Loan proceeds from member and related entities	200,000
Proceeds from equipment financing	50,000

Net cash provided from financing activities	445,100

Net increase, equal to cash and cash equivalents	$522

The accompanying notes are an intregral part of these financial statements.

5

ETHOS MEDIA, LLC
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2009

1.	BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Organization

Ethos Media, LLC (the “Company”) was organized on March 5, 2009, as a limited liability company under the laws of the State of Michigan.  The Company is continuing to develop its strategic plan, raising equity and debt capital and seeking prospective customers and acquisition candidates to accomplish its growth strategies. The Company intends to operate as a private cable operator and has targeted upscale, high density residential communities such as condominium developments and associations and small private cable operators to meet its growth objectives.  The Company has no employees; independent contractors are used exclusively in the conduct of operations.

Development Stage Activities

The Company is currently a development stage enterprise.  The loss accumulated since the inception of business is considered a part of the development stage activities.

The accompanying financial statements have been prepared on the basis that the Company will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business.  Since inception, the Company has been engaged in developing a platform delivery system for media, internet and telecommunications offerings by utilizing fiber optic technology. The Company has generated only minimal operating revenues since inception. In December 2009, the Company’s initial constructed and installed system known as the “Harborside” in Naples, Florida went “live” and the Company began to deliver and to offer its product offerings to three homeowner associations and 184 individual users.  The term “period” as used hereinafter refers to the time from the date of inception (March 5, 2009) to December 31, 2009.

Capital raised during the development stage has been utilized to construct the initial delivery platform, provide the requisite customer services to the initial installation, create demand with the targeted prospective customer community and to begin to build an infrastructure capable of handling the significant opportunities within the target market, which is currently the Southwest Florida corridor.

6

During the development stage, the Company has utilized and reimbursed a member for office space which the member leases; expense charged to operations related to this arrangement for the period amounted to $6,837.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Accounting Policies

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits in banks and cash on hand.  In the normal course of business, the Company may maintain financial institution deposits that periodically exceed federally insured limits.  Management does not consider uninsured cash to be a significant risk.

Revenue Recognition

Recurring revenue from installations is generally recognized monthly as services are provided to consumers.  Company procedure provides for monthly billings to be prepared at or near the 1st day of each month.  Commission and other revenue derived from Company product offerings are recognized monthly based on the number of installations and established rates.

Accounts Receivable

The Company grants trade credit in the normal course of business. The Company has two primary revenue streams from its operations (1) the homeowner or condominium associations which have contracted for certain basic services and (2) the individual home or condo owners who have contracted for certain value added services.  Contracts with the homeowner and condominium associations are typically for 7 to 10 years with an option for renewal for a similar period.  Accounts receivable are stated at the amount management expects to collect from outstanding balances.  Any write offs or adjustments are charged to operations using the direct write off method.  Management believes that the realization of losses on uncollected receivables outstanding at December 31, 2009, will not be significant.

7

Reimbursements Due From Master Systems Operator

The Company functions as a DirectTV Key Account Operator under an agreement with AFL Network Services, Inc. (“AFL”), a Master Systems Operator for DirectTV.  The Company periodically purchases equipment for the use by, or provides services to, DirectTV customers which are ultimately reimbursed through AFL.  Any write offs or adjustments are charged to operations using the direct write off method.  Management believes that the realization of losses on uncollected reimbursements outstanding at December 31, 2009, will not be significant.

Property and Equipment, Depreciation and Amortization

Property and equipment, consisting principally of the Company’s initial media platform delivery system including computer and technical equipment, are stated at cost less accumulated depreciation.  Depreciation is computed over the estimated useful lives of the related assets, which are estimated to be 5 years.  Depreciation expense was $11,564 for the period ended December 31, 2009.

Construction period interest of $5,379 has been capitalized and is being amortized over 5 years.  Amortization expense was $90 for the period ended December 31, 2009.

Income Taxes

The Company is a limited liability company treated as a partnership for federal income tax purposes and, therefore, earnings and losses are included in the personal income tax returns of the owners.  Accordingly, the Company will not incur federal income tax obligations, and the financial statements will not include a provision for federal income taxes.  The Company is, however, subject to Michigan Business Tax (“MBT”) as described following.

In July 2007, the State of Michigan signed into law the Michigan Business Tax (“MBT”), replacing the Michigan Single Business Tax with a business income tax and modified gross receipts tax.  This new tax took effect January 1, 2008, and, because the MBT is based or derived from income-based measures, the tax is accounted for as an income tax in accordance with generally accepted accounting principles.  The law, as amended, established a deduction to the business income tax base, beginning in 2015, if temporary differences associated with certain assets result in a net deferred tax liability as of December 31, 2007.  This deduction has a carry-forward period to at least tax year 2029. The effect of the MBT is not significant to the Company’s financial statements.

Recent Accounting Pronouncement

In July 2006, the Financial Accounting Standards Board issued a new standard related to Accounting for Uncertainty in Income Taxes, now codified as ASC Topic 740.  ASC Topic 740 seeks to reduce the significant diversity in practice associated with financial statement recognition and measurement in accounting for income taxes and prescribes the recognition threshold and measurement attribute for disclosures of tax positions previously taken or expected to be taken on an income tax return.  The Company adopted the provisions of ASC Topic 740 effective upon inception (March 5, 2009), and, accordingly, analyzed its filing positions in the state jurisdictions where it is required to file income tax returns.  The adoption of ASC Topic 740 had no significant impact on the Company’s financial statements.  The Company does not have any amounts accrued for interest and penalties related to UTBs at December 31, 2009, and it is not aware of any claims for such amounts by state income tax authorities.

8

Subsequent Events

In preparing the accompanying financial statements, management has evaluated, for potential recognition or disclosure, significant events or transactions that occurred during the period subsequent to December 31, 2009, the date of the most recent balance sheet presented herein, through September 15, 2010, the date these financial statements were available to be issued.  See Notes 4 and 6 for a description of significant subsequent events.

2.	PROPERTY AND EQUIPMENT

Property and equipment consists of the following assets at December 31, 2009:

Media delivery system	$317,436
Equipment	20,000
Office equipment	2,263
Construction period interest	5,379

Total	345,078
Less accumulated depreciation and amortization	11,564

Net property and equipment	$333,514

3.	DEBT

Short-Term

In November of 2009, the Company obtained an unsecured commitment in the amount of $50,000 from an unrelated party which was funded in two installments, for the purpose of purchasing equipment and/or funding the costs associated with the completion of the Company’s initial installation.  The lender advanced these funds in anticipation of a higher level of future borrowings which did not materialize. Accordingly, the Company has been requested, and has agreed, to repay the $50,000, which management expects will occur on/or before October 31, 2010.  In absence of specific terms on the funds advanced, the Company has accrued interest on this obligation at the rate of 8%.  Interest expense on this note was $458 during the period, all of which was accrued at December 31, 2009.

9

Long-Term

At December 31, 2009, the Company had borrowed $200,000 from one of its members and his related entities.  Additional borrowings are expected to occur in 2010 and, accordingly, to document the loan activity and the commitment to provide additional required funds during the development stage period, the Company entered into and executed a Master Promissory Note/Line of Credit Agreement that provides a ceiling of $600,000 on borrowings from this source.  Interest is charged at 8% and is first due and payable on January 8, 2011 and monthly thereafter.  The agreement terminates on March 8, 2011, and, accordingly, all principal and any remaining interest will be due on that date.  Interest expense on this note was $6,738 during the period, all of which was accrued at December 31, 2009.  All of the Company’s assets, contracts, and intellectual property have been pledged as collateral on the related borrowings.

4.	CONSULTING AGREEMENTS (INCLUDING RELATED PARTIES)

Member Consulting Agreements

The Company has entered into various consulting agreements with its members for the provisions of services as follows:

The Company entered into a one year agreement effective April 1, 2009, with a member to act as the Company’s Chief Executive Officer and President.  Terms of the agreement provide for annual fees in the amount of $75,000 and a $1,500 monthly expense allowance.  The agreement was renewed on April 1, 2010, for an additional year.  At December 31, 2009, fees and expense allowances in the amount of $69,750 had been earned, of which $33,000 was accrued in the accompanying balance sheet.

The Company entered into a one year agreement effective April 1, 2009, with a member to act as the Company’s Director of Sales and Marketing.  Terms of the agreement provide for annual fees in the amount of $75,000 and a $1,500 monthly expense allowance.  The agreement was renewed on April 1, 2010, for an additional year.  At December 31, 2009, fees and expense allowances in the amount of $69,750 had been earned, of which $36,202 was accrued in the accompanying balance sheet.

The Company entered into a one year agreement effective April 1, 2009, with a member to act as the Company’s Chief Financial and Principal Accounting Officer.  Terms of the agreement provide for annual fees in the amount of $65,000.  The agreement was renewed on April 1, 2010, for an additional year.  At December 31, 2009, fees in the amount of $48,750 had been earned, of which $28,250 was accrued in the accompanying balance sheet.

10

Other Consulting Agreements

The Company has entered into various consulting agreements with unrelated third party entities for the provision of services as follows:

The Company entered into a one year agreement effective April 1, 2009, with a consultant to provide and manage customer support services and organization.  Terms of the agreement provide for annual fees in the amount of $65,000. The agreement was renewed on April 1, 2010, for an additional year.  At December 31, 2009, fees in the amount of $48,750 had been earned, of which $19,750 was accrued in the accompanying balance sheet.

The Company entered into a one year agreement effective April 1, 2009, with a consultant to provide systems management, technical support and related management services.  Terms of the agreement provide for annual fees in the amount of $28,900.  The agreement was renewed on April 1, 2010, for an additional year.  At December 31, 2009, fees in the amount of $21,675 had been earned, of which $10,175 was accrued in the accompanying balance sheet.

The Company entered into a one year agreement effective June 1, 2009, with a consultant to provide support to customer relations efforts and technical support to field service representatives.  Terms of the agreement provide for annual fees in the amount of $35,000.  The agreement was renewed on June 1, 2010, for an additional year.  At December 31, 2009, fees in the amount of $20,417 had been earned, of which $11,812 was accrued in the accompanying balance sheet.

The Company entered into a one year agreement effective June 1, 2009, with a consultant to provide maintenance, customer service calls and other related services.  Terms of the agreement provide for annual fees in the amount of $35,000.  The agreement was renewed on June 1, 2010, for an additional year.  At December 31, 2009, fees in the amount of $20,417 have been earned, of which $15,590 was accrued in the accompanying balance sheet.

The Company entered into a one year agreement effective April 1, 2009, with a consultant to provide construction management and coordination of efforts in constructing a base media delivery system.  The system went live in December 2009 and the consultant provided troubleshooting and system support until March 31, 2010.  The contract was not renewed.  At December 31, 2009, fees in the amount of $37,500 had been earned, of which $5,172 was accrued in the accompanying balance sheet.

5.	SUPPLEMENTARY CASH FLOW INFORMATION

No cash was paid for interest or income taxes during the period ended December 31, 2009.

11

6.	SUBSEQUENT EVENTS

On July 20, 2010, all of the members of the Company exchanged their membership interests for shares in Pathworks Corporation, Inc., (“Pathworks”) a Florida corporation; as a result of this transaction, the members of the Company became the 100% shareholders of Pathworks and the Company (Ethos Media, LLC) became the wholly owned subsidiary of Pathworks.

Subsequently, on July 20, 2010, Pathworks exchanged its 100% ownership of Ethos Media, LLC pursuant to a joint venture agreement with Chesscom Technologies, Inc., A Nevada Corporation and James G. Grimwade, (“Grimwade”) an individual.  Under the agreement, Pathworks obtained a 51% interest in the joint venture entity, Pathworks PCO of Florida, Inc. (“Pathworks PCO); Chesscom Technologies received and controls a 39% interest in Pathworks PCO and Grimwade received and controls a 10% interest.  Grimwade, formerly the largest individual holder/member of the Company, also remains a principal owner of Pathworks. Additionally, under the agreement, Pathworks retains all other assets previously owned or controlled by the Company including any licenses, contracts and valuable relationships.
On July 30, 2010, Pathworks PCO entered into an agreement and plan of merger with Lexicon United Corporation, a Delaware Corporation and Lexicon Acquisition, Inc.  In essence, the Company or its namesake is expected to become the primary operating subsidiary of Lexicon United Corporation.  The merger is expected to be completed on or about September 22, 2010.

* * * * *

12

2)	For the six months ended June 30, 2010 (unaudited):

ETHOS MEDIA, LLC

TABLE OF CONTENTS

PAGE

Independent Accountants’ Report	1

Financial Statements for the Six-Month Period Ended
June 30, 2010 (unaudited) and the Period from March 5, 2009
(date of inception) to December 31, 2009 (audited)

Balance Sheets	2

Statements of Operations	3

Statements of Members’ Deficit	4

Statements of Cash Flows	5

Notes to Financial Statements	6-13

Rehmann
5800 Gratiot Rd., Suite 201
Saginaw, MI 48638

INDEPENDENT ACCOUNTANTS’ REPORT

                                        September 22, 2010

Members
Ethos Media, LLC
Traverse City, Michigan

We have reviewed the accompanying balance sheet of Ethos Media, LLC (“the Company”, a development stage entity) as of June 30, 2010 and the related statements of operations, members’ deficit and cash flows for the six-month period then ended. This interim financial information is the responsibility of the Company’s management.

We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants.  A review of interim financial information consists principally of analytical procedures and making inquiries of persons responsible for financial and accounting matters.  It is substantially less in scope than an audit conducted in accordance with auditing standards generally accepted in the United States of America, the objective of which is the expression of an opinion regarding the financial information taken as a whole.  Accordingly, we do not express such an opinion.

Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information in order for it to conform with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with auditing standards generally accepted in the United States of America, the balance sheet of Ethos Media, LLC as of December 31, 2009, and the related statements of operations, members’ deficit, and cash flows for the period from March 5, 2009 (date of inception) to December 31, 2009, and in our report dated September 15, 2010, we expressed an unqualified opinion on those statements.

/s/ Rehmann Robson

Saginaw, MI

ETHOS MEDIA, LLC
(A DEVELOPMENT STAGE ENTITY)

BALANCE SHEETS

	June 30, 2010	December 31, 2009
	(Unaudited)	(Audited)
ASSETS

Current assets
Cash and cash equivalents	$6,908	$522
Accounts receivable	5,932	23,992
Reimbursements due from master systems operator	-	12,000
Prepaid expenses	4,163	4,543

Total current assets	17,003	41,057

Property and equipment, net	299,006	333,514

Total assets	$316,009	$374,571

LIABILITIES AND MEMBERS' DEFICIT

Current and total liabilities
Accounts payable	$96,710	$161,548
Accrued expenses:
Consulting fees - members	119,615	97,452
Consulting fees - others	112,961	62,499
Interest	23,108	7,195
Note payable - member and related entities	500,000	-
Equipment financing payable	50,000	50,000

Total current liabilities	902,394	378,694

Note payable - member and related entities	-	200,000

Total liabilities	902,394	578,694

Members' deficit
Members' capital contributions	195,100	195,100
Deficit accumulated during the development stage	(781,485)	(399,223)

Total members' deficit	(586,385)	(204,123)

Total liabilities and members' deficit	$316,009	$374,571

See accompanying notes which are an intregral part of these financial statements, and independent accountants' report.

ETHOS MEDIA, LLC
(A DEVELOPMENT STAGE ENTITY)

STATEMENTS OF OPERATIONS

		Period from	Cumulative
		March 5, 2009	Period from
	Six-month	(date of	March 5, 2009
	Period Ended	inception) to	(date of
	June 30, 2010	December 31, 2009	inception) to
	(Unaudited)	(Audited)	June 30, 2010

Revenues	$53,092	$25,889	$78,981

Direct costs of revenues	46,569	31,624	78,193

Gross margin (deficiency)	6,523	(5,735)	788

Operating expenses
Consulting fees - members	125,500	188,250	313,750
Consulting fees - others	126,950	112,259	239,209
Sales, general and administrative	119,540	91,077	210,617

Total operating expenses	371,990	391,586	763,576

Operating loss	(365,467)	(397,321)	(762,788)

Other income (expense)
Interest income	1	5	6
Interest expense	(16,796)	(1,907)	(18,703)

Other expense - net	(16,795)	(1,902)	(18,697)

Net loss	$(382,262)	$(399,223)	$(781,485)

See accompanying notes which are an intregral part of these financial statements, and independent accountants' report.

ETHOS MEDIA, LLC
(A DEVELOPMENT STAGE ENTITY)

STATEMENTS OF MEMBERS' DEFICIT

Members' equity,
March 5, 2009 (date of inception)	$-

Capital contributioons	195,100

Net loss	(399,223)

Members' deficit,
December 31, 2009 (Audited)	(204,123)

Net loss	(382,262)

Members' deficit,
June 30, 2010 (Unaudited)	$(586,385)

See accompanying notes which are an intregral part of these financial statements, and independent accountants' report.

ETHOS MEDIA, LLC
(A DEVELOPMENT STAGE ENTITY)

STATEMENTS OF CASH FLOWS

		Period from	Cumulative
		March 5, 2009	Period from
	Six-month	(date of	March 5, 2009
	Period Ended	inception) to	(date of
	June 30, 2010	December 31, 2009	inception) to
	(Unaudited)	(Audited)	June 30, 2010
Cash used in operating activities
Net loss	$(382,262)	$(399,223)	$(781,485)
Adjustments to reconcile net loss to net cash
used in operating activities
Depreciation and amortization	34,508	11,564	46,072
Changes in operating assets and liabilities which provided (used) cash
Accounts receivable	18,060	(23,992)	(5,932)
Reimbursement due from master systems operator	12,000	(12,000)	-
Prepaid expenses	380	(4,543)	(4,163)
Accounts payable	(64,838)	161,548	96,710
Accrued expenses	88,538	167,146	255,684

Net cash used in operating activities	(293,614)	(99,500)	(393,114)

Cash flows from investing activities
Acquisition and construction of property and equipment	-	(345,078)	(345,078)

Cash flows from financing activities
Members' capital contributions	-	195,100	195,100
Loan proceeds from member and related entities	300,000	200,000	500,000
Proceeds from equipment financing	-	50,000	50,000

Net cash provided from financing activities	300,000	445,100	745,100

Net increase in cash and cash equivalents	6,386	522	6,908

Cash and cash equivalents at beginning of period	522	-	-

Cash and cash equivalents at end of period	$6,908	$522	$6,908

See accompanying notes which are an intregral part of these financial statements, and independent accountants' report.

ETHOS MEDIA, LLC
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2010

1.	BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Organization

Ethos Media, LLC (the “Company") was organized on March 5, 2009 as a limited liability company under the laws of the State of Michigan.  The Company is continuing to develop its strategic plan, raising equity and debt capital and seeking prospective customers and acquisition candidates to accomplish its growth strategies. The Company intends to operate as a private cable operator and has targeted upscale, high density residential communities such as condominium developments and associations and small private cable operators to meet its growth objectives.  The Company has no employees; independent contractors are used exclusively in the conduct of operations.

Amounts presented in these Notes to Financial Statements as of June 30, 2010 and for the six month period then ended are unaudited.

Development Stage Activities

The Company is currently a development stage enterprise.  The loss accumulated since the inception of business is considered a part of the development stage activities.

The accompanying financial statements have been prepared on the basis that the Company will continue as a going concern, which assumes the realization of assets and the satisfaction of liabilities in the normal course of business.  Since inception, the Company has been engaged in developing a platform delivery system for media, internet and telecommunications offerings by utilizing fiber optic technology. The Company has generated only minimal operating revenues since inception. In December, 2009, the Company's initial and only constructed and installed system known as the “Harborside” in Naples, Florida went "live" and the Company began to deliver and to offer its product offerings to three homeowner associations and 184 individual users.

Capital raised during the development stage has been utilized to construct the initial delivery platform, provide the requisite customer services to the initial installation, create demand with the targeted prospective customer community and to begin to build an infrastructure capable of handling the significant opportunities within the target market, which is currently the Southwest Florida corridor.

During the development stage, the Company, on a month to month basis, has utilized and reimbursed a member for office space, which the member leases; expense charged to operations related to this arrangement amount to $6,595 and $6,837 for the six-month period ended June 30, 2010 and the period from March 5, 2009 (date of inception) to December 31, 2009, respectively.  Amounts accrued related to this arrangement were $3,932 (unaudited) and $3,837 at June 30, 2010 and December 31, 2009, respectively.

Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents consist of demand deposits in banks and cash on hand.  In the normal course of business, the Company may maintain financial institution deposits that periodically exceed federally insured limits.  Management does not consider uninsured cash to be a significant risk.

Revenue Recognition

Recurring revenue from installations is generally recognized monthly as services are provided to consumers.  Company procedure provides for monthly billings to be prepared at or near the 1st day of each month.  Commission and other revenue derived from Company product offerings are recognized monthly based on the number of installations and established rates.

Accounts Receivable

The Company grants trade credit in the normal course of business. The Company has two primary revenue streams from its operations (1) the homeowner or condominium associations which have contracted for certain basic services, and (2) the individual home or condo owners who have contracted for certain value added services.  Contracts with the homeowner and condominium associations are typically for 7 to 10 years with an option for renewal for a similar period.  Accounts receivable are stated at the amount management expects to collect from outstanding balances.  Any write-offs or adjustments are charged to operations using the direct write-off method.  Management believes that the realization of losses on uncollected receivables outstanding at June 30, 2010 will not be significant.

Reimbursements Due From Master Systems Operator

The Company functions as a DirectTV Key Account Operator under an agreement with AFL Network Services, Inc. (“AFL”), a Master Systems Operator for DirectTV.  The Company periodically purchases equipment for the use by, or provides services to, DirectTV customers which are ultimately reimbursed through AFL.

Property and Equipment, Depreciation and Amortization

Property and equipment, consisting principally of the Company's initial media platform delivery system, including computer and technical equipment, are stated at cost less accumulated depreciation.  Depreciation is computed over the estimated useful lives of the related assets, which are estimated to be 5 years.  Depreciation expense was $33,970 and $11,564 for the six-month period ended June 30, 2010 and the period from March 5, 2008 (date of inception) to December 31, 2009, respectively.

Construction period interest of $5,379 has been capitalized and is being amortized over 5 years.  Amortization expense was $538 and $90 for the six-month period ended June 30, 2010 and the period from March 5, 2009 (date of inception) to December 31, 2009, respectively.

Income Taxes

The Company is a limited liability company treated as a partnership for federal income tax purposes and, therefore, earnings and losses are included in the personal income tax returns of the owners.  Accordingly, the Company will not incur federal income tax obligations, and the financial statements will not include a provision for federal income taxes.  The Company is, however, subject to Michigan Business Tax (“MBT”) as described following.

In July 2007, the State of Michigan signed into law the Michigan Business Tax (“MBT”), replacing the Michigan Single Business Tax with a business income tax and modified gross receipts tax.  This new tax took effect January 1, 2008, and, because the MBT is based or derived from income-based measures, the tax is accounted for as an income tax in accordance with generally accepted accounting principles.  The law, as amended, established a deduction to the business income tax base, beginning in 2015, if temporary differences associated with certain assets result in a net deferred tax liability as of December 31, 2007.  This deduction has a carry-forward period to at least tax year 2029. The effect of the MBT is not significant to the Company’s financial statements.

Recent Accounting Pronouncement

In July 2006, the Financial Accounting Standards Board issued a new standard related to Accounting for Uncertainty in Income Taxes, now codified as ASC Topic 740.  ASC Topic 740 seeks to reduce the significant diversity in practice associated with financial statement recognition and measurement in accounting for income taxes and prescribes the recognition threshold and measurement attribute for disclosures of tax positions previously taken or expected to be taken on an income tax return.  The Company adopted the provisions of ASC Topic 740 effective upon inception (March 5, 2009), and, accordingly, analyzed its filing positions in the state jurisdictions where it is required to file income tax returns, as well as all open tax years in these jurisdictions.  The adoption of ASC Topic 740 had no significant impact on the Company’s financial statements.

The Company does not have any amounts accrued for interest and penalties related to unrecognized tax benefits at June 30, 2010 or December 31, 2009, and it is not aware of any claims for such amounts by state income tax authorities.

Subsequent Events

In preparing the accompanying financial statements, management has evaluated, for potential recognition or disclosure, significant events or transactions that occurred during the period subsequent to June 30, 2010, the date of the most recent balance sheet presented herein, through September 22, 2010, the date these financial statements were available to be issued.  See Note 6 for a description of significant subsequent events.

2.	PROPERTY AND EQUIPMENT

Property and equipment consists of the following assets at:

	June 30,	December 31,
	2010	2009

Media delivery system	$317,436	$317,436
Equipment	20,000	20,000
Office equipment	2,263	2,263
Construction period interest	5,379	5,379

Total	345,078	345,078
Less accumulated depreciation and amortization	46,072	11,564

Net property and equipment	$299,006	$333,514

3.	DEBT (INCLUDING RELATED PARTY)

In November of 2009, the Company obtained an unsecured commitment in the amount of $50,000 from an unrelated party which was funded in two installments, for the purpose of purchasing equipment and/or funding of the costs associated with the completion of the Company's initial media platform installation.  The lender advanced these funds in anticipation of a higher level of future borrowings which did not materialize. Accordingly, the Company has been requested, and has agreed, to repay the $50,000, which management expects will occur on/or before October 31, 2010.  In absence of specific terms on the funds advanced, the Company has accrued interest on this obligation at the rate of 8%.  Interest expense on this note was $1,984 and $458 during the six-month period ended June 30, 2010 and the period from March 5, 2009 (date of inception) to December 31, 2009, respectively.

At June 30, 2010, the Company has borrowed $500,000 ($200,000 at December 31, 2009) from one of its members and his related entities.  To document the loan activity and the commitment to provide additional required funds during the development stage period, the Company entered into and executed a Master Promissory Note/Line of Credit Agreement that allows maximum borrowings of $600,000 from this source.  Interest is charged at 8% and is first due and payable on January 8, 2011 and monthly thereafter.  The agreement terminates on March 8, 2011 and, accordingly, all principal and any remaining interest will be due on that date.  Interest expense on this note was $13,928 and $6,738 during the six-month period ended June 30, 2010 and the period from March 5, 2009 (date of inception) to December 31, 2009, respectively, all of which was accrued at the end of each of the respective periods.  All of the Company’s assets, contracts, and intellectual property have been pledged as collateral on the related borrowings.

4.	CONSULTING AGREEMENTS (INCLUDING RELATED PARTIES)

Member Consulting Agreements

The Company has entered into various consulting agreements with its members for the provisions of services as follows:

The Company entered into a one year agreement effective April 1, 2009, with a member to act as the Company’s Chief Executive Officer and President.  Terms of the agreement provide for annual fees in the amount of $75,000 and a $1,500 monthly expense allowance.  The agreement was renewed on April 1, 2010, for an additional year.  For the six-month period ended June 30, 2010 and the period from March 5, 2009 (date of inception) to December 31, 2009, fees and expense allowances in the amount of $46,500 and $69,750, respectively, had been earned and expensed, of which $44,625 and $33,000, respectively, were accrued in the accompanying balance sheets, at June 30, 2010 and December 31, 2009.

The Company entered into a one year agreement effective April 1, 2009, with a member to act as the Company’s Director of Sales and Marketing.  Terms of the agreement provide for annual fees in the amount of $75,000 and a $1,500 monthly expense allowance.  The agreement was renewed on April 1, 2010, for an additional year.  For the six-month period ended June 30, 2010 and the period from March 5, 2009 (date of inception) to December 31, 2009, fees and expense allowances in the amount of $46,500 and $69,750, respectively, had been earned and expensed, of which $42,677 and $36,202, respectively, were accrued in the accompanying balance sheets, at June 30, 2010 and December 31, 2009.

The Company entered into a one year agreement effective April 1, 2009, with a member to act as the Company’s Chief Financial and Principal Accounting Officer.  Terms of the agreement provide for annual fees in the amount of $65,000.  The agreement was renewed on April 1, 2010, for an additional year.  For the six-month period ended June 30, 2010 and the period from March 5, 2009 (date of inception) to December 31, 2009, fees in the amount of $32,500 and $48,750, respectively, had been earned and expensed, of which $32,313 and $28,250, respectively, were accrued in the accompanying balance sheets, at June 30, 2010 and December 31, 2009.

Other Consulting Agreements

The Company has entered into various consulting agreements with unrelated third party entities for the provision of services as follows:

The Company entered into a one year agreement effective April 1, 2009, with a consultant to provide and manage customer support services and organization.  Terms of the agreement provide for annual fees in the amount of $65,000. The agreement was renewed on April 1, 2010, for an additional year.  For the six-month period ended June 30, 2010 and the period from March 5, 2009 (date of inception) to December 31, 2009, fees in the amount of $32,500 and $48,750, respectively, had been earned and expensed.

The Company entered into a one year agreement effective April 1, 2009, with a consultant to provide systems management, technical support and related management services.  Terms of the agreement provide for annual fees in the amount of $28,900.  The agreement was renewed on April 1, 2010, for an additional year.  For the six-month period ended June 30, 2010 and the period from March 5, 2009 (date of inception) to December 31, 2009, fees in the amount of $14,450 and $21,675, respectively had been earned and expensed.

The Company entered into a one year agreement effective June 1, 2009, with a consultant to provide support to customer relations efforts and technical support to field service representatives.  Terms of the agreement provide for annual fees in the amount of $35,000.  The agreement was renewed on June 1, 2010, for an additional year.  For the six-month period ended June 30, 2010 and the period from March 5, 2009 (date of inception) to December 31, 2009, fees in the amount of $17,500 and $20,417, respectively, had been earned and expensed.

The Company entered into a one year agreement effective June 1, 2009, with a consultant to provide maintenance, customer service calls and other related services.  Terms of the agreement provide for annual fees in the amount of $35,000.  The agreement was renewed on June 1, 2010, for an additional year.  For the six-month period ended June 30, 2010 and the period from March 5, 2009 (date of inception) to December 31, 2009, fees in the amount of $17,500 and $20,417, respectively, have been earned and expensed.

The Company entered into a one year agreement effective April 1, 2009, with a consultant to provide construction management and coordination of efforts in constructing a base media delivery system.  The system went live in December 2009 and the consultant provided troubleshooting and system support until March 31, 2010.  The contract was not renewed.
  For the six-month period ended June 30, 2010 and the period from March 5, 2009 (date of inception) to December 31, 2009, fees in the amount of $12,500 and $37,500, respectively, had been earned and expensed.

The Company entered into a one year agreement effective January 1, 20010, with a consultant to provide construction management, engineering, architecture and design consulting.  For the six-month period ended June 30, 2010 fees in the amount of $32,500 had been earned and expensed.

5.	SUPPLEMENTARY CASH FLOW INFORMATION

No cash was paid for interest or income taxes during the six-month period ended June 30, 2010 or the period from March 5, 2009 (date of inception) to December 31, 2009.

6.	SUBSEQUENT EVENTS

On July 20, 2010, all of the members of the Company exchanged their membership interests for shares in Pathworks Corporation, Inc., (“Pathworks”) a Florida corporation; as a result of this transaction, the members of the Company became the 100% shareholders of Pathworks and the Company (Ethos Media, LLC) became the wholly owned subsidiary of Pathworks.

Subsequently, on July 20, 2010, Pathworks exchanged its 100% ownership of Ethos Media, LLC pursuant to a joint venture agreement with Chesscom Technologies, Inc., A Nevada Corporation and James G. Grimwade (“Grimwade”), an individual.  Under the agreement, Pathworks obtained a 51% interest in the joint venture entity, Pathworks PCO of Florida, Inc. (“Pathworks PCO); Chesscom Technologies received and controls a 39% interest in Pathworks PCO; and Grimwade received and controls a 10% interest.  Grimwade, formally the largest individual holder/member of the Company, also remains a principal owner of Pathworks. Additionally, under the agreement, Pathworks retains all other assets previously owned or controlled by the Company including any licenses, contracts and valuable relationships.

On July 30, 2010, Pathworks PCO entered into an agreement and plan of merger with Lexicon United Corporation, a Delaware Corporation and Lexicon Acquisition, Inc.  In essence, the Company or its namesake is expected to become the primary operating subsidiary of Lexicon United Corporation.  The merger is expected to be completed on or about September 22, 2010.

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